                           SCHEDULE 14A INFORMATION

                 PROXY STATEMENT PURSUANT TO SECTION 14(A) OF

          THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. 1)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X] Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[_] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              QUALIX GROUP, INC.
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            -------------------------------------------------------
   (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  1)Title of each class of securities to which transaction applies:

  2)Aggregate number of securities to which transaction applies:

  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

  4)Proposed maximum aggregate value of transaction:

  5)Total fee paid:

[_] Fee paid previously with preliminary materials:

[_] Check box if any part of the fee is offset as provided by Exchange Act
   Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

  1)Amount Previously Paid:

  2)Form, Schedule or Registration Statement no.:

  3)Filing Party:

  4)Date Filed:

                                                                October   , 1998

TO THE STOCKHOLDERS OF QUALIX GROUP, INC.

Dear Stockholder:

  You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Qualix Group, Inc. (the "Company"), which will be held at the corporate headquarters of the Company, 177 Bovet Road, 2nd Floor, San Mateo, California 94402 on Monday, November 16, 1998, at 10:00 a.m.

  Details of the business to be conducted at the Annual Meeting are given in the attached Proxy Statement and Notice of Annual Meeting of Stockholders.

  It is important that your shares be represented and voted at the meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. Returning the proxy does NOT deprive you of your right to attend the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the meeting.

  On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of the Company. We look forward to seeing you at the Annual Meeting.

                                     Sincerely,

                                     /s/ Richard G. Thau

                                     Richard G. Thau
                                     Chairman of the Board of Directors,
                                      President and Chief Executive Officer

                              QUALIX GROUP, INC.
                           177 BOVET ROAD, 2ND FLOOR
                          SAN MATEO, CALIFORNIA 94402

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON NOVEMBER 16, 1998

                               ----------------

  The Annual Meeting of Stockholders (the "Annual Meeting") of Qualix Group, Inc. (the "Company") will be held at the corporate headquarters of the Company, 177 Bovet Road, 2nd Floor, San Mateo, California 94402 on Wednesday, November 16, 1998, at 10:00 a.m. for the following purposes:

  1. To elect six directors of the Board of Directors to serve until the next Annual Meeting or until their successors have been duly elected and qualified;

  2. To approve an amendment to the Company's Certificate of Incorporation to change the Company's name to "FullTime Software, Inc."

  3. To approve the adoption of an Employee Stock Purchase Plan;

  4. To ratify the appointment of Deloitte & Touche LLP as the Company's independent public accountants for the fiscal year ending June 30, 1999; and

  5. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

  The foregoing items of business are more fully described in the attached Proxy Statement.

  Only stockholders of record at the close of business on October 6, 1998 are entitled to notice of, and to vote at, the Annual Meeting and at any adjournments or postponements thereof. A list of such stockholders will be available for inspection at the Company's headquarters located at 177 Bovet Road, 2nd Floor, San Mateo, California 94402, during ordinary business hours for the ten-day period prior to the Annual Meeting.

                                          BY ORDER OF THE BOARD OF DIRECTORS,

                                            Bruce C. Felt

                                            Secretary

San Mateo, California
October   , 1998


                                   IMPORTANT

 WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING. IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.

                              QUALIX GROUP, INC.
                           177 BOVET ROAD, 2ND FLOOR
                          SAN MATEO, CALIFORNIA 94402

                               ----------------

                                PROXY STATEMENT
                      FOR ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON NOVEMBER 16, 1998

                               ----------------

  These proxy materials are furnished in connection with the solicitation of proxies by the Board of Directors of Qualix Group, Inc., a Delaware corporation (the "Company"), for the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the corporate headquarters of the Company, 177 Bovet Road, 2nd Floor, San Mateo, California 94402 on Monday, November 16, 1998, at 10:00 a.m., local time, and at any adjournment or postponement of the Annual Meeting. These proxy materials were first mailed to stockholders on or
about October   , 1998.

                              PURPOSE OF MEETING

  The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting of Stockholders. Each proposal is described in more detail in this Proxy Statement.

                   VOTING RIGHTS AND SOLICITATION OF PROXIES

  The Company's Common Stock is the only type of security entitled to vote at the Annual Meeting. On October 6, 1998, the record date for determination of stockholders entitled to vote at the Annual Meeting, there were shares of Common Stock outstanding. Each stockholder of record on October 6, 1998, is entitled to one vote for each share of Common Stock held by such stockholder on October 6, 1998. Shares of Common Stock may not be voted cumulatively. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

QUORUM REQUIRED

  The Company's bylaws provide that the holders of a majority of the Company's Common Stock issued and outstanding and entitled to vote at the Annual Meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining the presence of a quorum.

VOTES REQUIRED

  Proposal 1. Directors are elected by a plurality of the affirmative votes cast by those shares present in person or represented by proxy and entitled to vote at the Annual Meeting. The six (6) nominees for director receiving the highest number of affirmative votes will be elected. Abstentions and broker non-votes are not included in the tabulation of the voting results in the election of directors. Stockholders may not cumulate votes in the election of directors.

  Proposal 2. Approval of an amendment to the Company's Certificate of Incorporation to change the Company's name to "FullTime Software, Inc." requires the affirmative vote of a majority of shares outstanding. Abstentions and broker non-votes will be treated as votes against the proposal.

  Proposal 3. Approval of the adoption of an Employee Stock Purchase Plan requires the affirmative vote of a majority of those shares present in person, or represented by proxy, and cast either affirmatively or negatively at the Annual Meeting. Abstentions and broker non-votes will not be included in the tabulation of voting results on adoption of an Employee Stock Purchase Plan.

  Proposal 4. Ratification of the appointment of Deloitte & Touche LLP as the Company's independent public accountants for the fiscal year ending June 30, 1999 requires the affirmative vote of a majority of those shares present in person, or represented by proxy, and cast either affirmatively or negatively at the Annual Meeting. Abstentions and broker non-votes will not be included in the tabulation of voting results on ratification of the appointment of Deloitte & Touche LLP as the Company's independent public accountants.

  Whether or not you are able to attend the Company's Annual Meeting, you are urged to complete and return the enclosed proxy, which is solicited by the Company's Board of Directors and which will be voted as you direct on your proxy when properly completed. In the event no directions are specified, such proxies will be voted FOR Proposals No. 1, No. 2, No. 3 and No. 4 and, in the discretion of the proxy holders, as to other matters that may properly come before the Annual Meeting. You may also revoke or change your proxy at any time before the Annual Meeting. To do so, send a written notice of revocation or another signed proxy with a later date to the Secretary of the Company at the Company's principal executive offices before the beginning of the Annual Meeting. You may also automatically revoke your proxy by attending the Annual Meeting and voting in person. All shares represented by a valid proxy received prior to the Annual Meeting will be voted.

SOLICITATION OF PROXIES

  The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the proxy and any additional soliciting material furnished to stockholders. Copies of solicitation material will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company may reimburse such persons for their costs of forwarding the solicitation material to such beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by telephone, telegram or other means by directors, officers, employees or agents of the Company. No additional compensation will be paid to these individuals for any such services. Except as described above, the Company does not presently intend to solicit proxies other than by mail.

                                PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

  The directors who are being nominated for election to the Board of Directors (the "Nominees"), their ages as of September 30, 1998, their positions and offices held with the Company and certain biographical information are set forth below. The proxy holders intend to vote all proxies received by them in the accompanying form FOR the Nominees listed below unless otherwise instructed. In the event any Nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who may be designated by the present Board of Directors to fill the vacancy. As of the date of this Proxy Statement, the Board of Directors is not aware of any Nominee who is unable or will decline to serve as a director. The six (6) Nominees receiving the highest number of affirmative votes of the shares entitled to vote at the Annual Meeting will be elected directors of the Company to serve until the next Annual Meeting or until their successors have been duly elected and qualified.

NOMINEES                 AGE POSITIONS AND OFFICES HELD WITH THE COMPANY
--------                 --- -------------------------------------------
Richard G. Thau.........  51 Chairman of the Board, President and Chief Executive Officer
Louis C. Cole...........  55 Director
Kenneth A. Goldman......  49 Director
William Hart (1)........  58 Director
William D. Jobe (1).....  60 Director
Peter L. Wolken (2).....  64 Director

--------
(1) Member of Compensation Committee
(2) Member of Audit Committee

  Mr. Thau is Chairman of the Board, President and Chief Executive Officer and co-founded the Company in September 1990. From September 1985 to January 1990, he was employed at MicroMRP, a company that develops microcomputer-based manufacturing, planning and control software, where he served as President and Chief Executive Officer from November 1985 to January 1990 and as Vice President, Sales and Marketing from September 1985 to November 1985. From January 1984 to July 1985, he served as Vice President, Sales and Marketing for General Parametrics, a hardware and software-based business presentation systems company. Mr. Thau received a B.S. in Engineering Sciences from State University of New York at Stony Brook in 1968 and attended the M.B.A. program at the University of Santa Clara.

  Mr. Cole is Chairman of the Board, President and Chief Executive Officer of Legato Systems, Inc. ("Legato"). Mr. Cole joined Legato as President, Chief Executive Officer and a director in June 1989; he has served as Chairman of the Board since April 1995. Before joining Legato, from March 1987 until July 1988, Mr. Cole served as Executive Vice President responsible for all operating divisions of Novell, Inc., a publicly held manufacturer of computer networking and software products. Mr. Cole holds B.S. in mathematics and education from Pennsylvania State University at Edinboro.

  Mr. Goldman has served as a director of the Company since May 1998. He has served as the Senior Vice President and Chief Financial Officer of @ Home Network since he joined the @ Home Network in July 1996. From July 1992 to July 1996, he was Senior Vice President and Chief Financial Officer of Sybase, Inc., a database software and services company. From 1989 to July 1992, Mr. Goldman was Vice President of Finance and Administration and Chief Financial Officer at Cypress Semiconductor Corporation, a semiconductor manufacturer. From 1983 to 1989, he was Vice President and Chief Financial Officer of VLSI Technology Inc. Mr. Goldman serves on the board of directors of Global Village Inc. He holds a B.S. degree in Electrical Engineering from Cornell University and an M.B.A. degree from the Harvard University Graduate School of Business.

  Mr. Hart has served as a director of the Company since December 1991. He is a Managing Partner of Technology Partners, a venture capital management firm that he founded in 1980. Mr. Hart serves on the Boards of Directors of Trimble Navigation Ltd., CellNet Data Systems, Inc., Silicon Gaming, Inc. and several private technology companies. He received a B.S. in Engineering from Rensselaer Polytechnic Institute in 1965 and an M.B.A. from the Amos Tuck School at Dartmouth College in 1967.

  Mr. Jobe has served as a director of the Company since April 1995. He has served as a private venture capitalist and computer industry advisor since July 1991. From June 1990 to July 1991, Mr. Jobe was President of MIPS Technology Development, a computer hardware company. From August 1987 to June 1990, he was Executive Vice President, Sales, Marketing and Service for MIPS. Mr. Jobe serves on the Board of Directors of Multimedia Access Corp. Mr. Jobe received a B.S.M.E. and M.S.M.E. from Texas A&M University in 1962 and a P.M.D. from Harvard Business School in 1977.

  Mr. Wolken has served as a director of the Company since 1990. Mr. Wolken is a General Partner of AVI Management Partners I, II and III which manage various private venture capital limited partnerships, having co-founded AVI in 1981. He serves as a director of a number of private technology companies in Silicon Valley. Mr. Wolken received a B.S. in Mechanical Engineering from the University of California, Berkeley in 1959 and a B.F.T. in International Marketing from the American Graduate School for International Management in 1960.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

  During the fiscal year ended June 30, 1998, the Board of Directors held 4 meetings and acted by written consent on 2 occasions. For the fiscal year, each of the current directors attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all Committees of the Board of Directors on which each such director served. The Board of Directors has two standing committees: the Audit Committee and the Compensation Committee.

  During the fiscal year ended June 30, 1998, the Audit Committee of the Board of Directors held 1 meeting. The Audit Committee is responsible for reviewing the results and scope of audits and other services provided by the Company's independent auditors. The members of the Audit Committee are Mr. Goldman and Mr. Wolken.

  During the fiscal year ended June 30, 1998, the Compensation Committee of the Board of Directors held no meetings and acted by written consent on 11 occasions. The Compensation Committee makes recommendations concerning the salaries and incentive compensation of employees of, and consultants to, the Company. The Compensation Committee also administers the Company's 1997 Stock Option Plan and Employee Stock Purchase Plan. The members of the Compensation Committee are Mr. Hart and Mr. Jobe.

DIRECTOR COMPENSATION

  Except for grants of stock options, directors of the Company generally do not receive compensation for services provided as a director. The Company also does not pay compensation for committee participation or special assignments of the Board of Directors.

  Non-employee Board members are eligible for option grants pursuant to the provisions of the automatic grant program under the Company's 1997 Stock Option Plan. Under the automatic grant program, each individual who becomes a non-employee Board member will be granted an option to purchase 20,000 shares on the date such individual joins the Board, provided such individual has not been in the prior employ of the Company. In addition, at each annual stockholders meeting, each individual who continues to serve and has served as a non-employee Board member for at least six months prior to such Annual Meeting receives an additional option grant to purchase 10,000 shares of Common Stock, whether or not such individual is standing for re-election at that particular meeting.

RECOMMENDATION OF THE BOARD OF DIRECTORS

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES LISTED HEREIN.

          STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The following table sets forth as of September 1, 1998 certain information with respect to shares beneficially owned by (i) each person who is known by the Company to be the beneficial owner of more than five percent (5%) of the Company's outstanding shares of Common Stock, (ii) each of the Company's directors, and the executive officers named in the Summary Compensation Table and (iii) all current directors and executive officers as a group. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant) within 60 days of the date as of which the information is provided; in computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person's actual voting power at any particular date.

                                                     AMOUNT AND
                                                     NATURE OF
                                                     BENEFICIAL    PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNERS             OWNERSHIP (1)(2)   CLASS
-------------------------------------             ---------------- ----------
Beneficial Owners of more than five percent (5%)
of the Company's outstanding shares of Common
Stock:

Aspen Venture Partners
 1000 Fremont Avenue, Suite V
 Los Altos, CA 94024.............................     680,793         6.4%
H & Q London Ventures
 One Bush Street
 San Francisco, CA 94104.........................     631,172         6.0%
Technology Partners West Fund IV
 1550 Tiburon Boulevard, Suite A
 Belvedere, CA 94920.............................     771,729         7.3%

Directors and Executive Officers:

Richard G. Thau (3)
 c/o Qualix Group, Inc.
 177 Bovet Road, 2nd Floor
 San Mateo, CA 94402.............................     712,000         6.5%
Bruce C. Felt (4)
 c/o Qualix Group, Inc.
 177 Bovet Road, 2nd Floor
 San Mateo, CA 94402.............................     134,000         1.2%
Dan E. Kingman
 c/o Qualix Group, Inc.
 177 Bovet Road, 2nd Floor
 San Mateo, CA 94402.............................      60,000          *
David R. Malmstedt (5)
 c/o Qualix Group, Inc.
 177 Bovet Road, 2nd Floor
 San Mateo, CA 94402.............................     224,300         2.1%
George J. Symons (6)
 c/o Qualix Group, Inc.
 177 Bovet Road, 2nd Floor
 San Mateo, CA 94402.............................      62,911          *
Louis C. Cole (7)
 c/o Qualix Group, Inc.
 177 Bovet Road, 2nd Floor
 San Mateo, CA 94402.............................       5,615          *

                                                      AMOUNT AND
                                                      NATURE OF
                                                      BENEFICIAL    PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNERS              OWNERSHIP (1)(2)   CLASS
-------------------------------------              ---------------- ----------
Kenneth A. Goldman (8)
 c/o Qualix Group, Inc.
 177 Bovet Road, 2nd Floor
 San Mateo, CA 94402..............................       24,000          *
William Hart (9)
 c/o Qualix Group, Inc.
 177 Bovet Road, 2nd Floor
 San Mateo, CA 94402..............................      816,936         7.5%
William D. Jobe (10)
 c/o Qualix Group, Inc.
 177 Bovet Road, 2nd Floor
 San Mateo, CA 94402..............................       67,478          *

All current executive officers and directors as a
 group (11 persons including those listed above)..    2,141,124        19.6%

--------
 *   Less than 1% of the outstanding shares of Common Stock.
(1) Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock. To the Company's knowledge, the entities named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.
(2) Percentage of beneficial ownership is calculated assuming 10,601,284 shares of Common Stock were outstanding on September 1, 1998. The number of shares of Common Stock deemed outstanding includes shares issuable pursuant to stock options that may be exercised within sixty (60) days after the record date. However, such Common Stock shall not be deemed outstanding for the purpose of computing the percentage owned by any other individual or entity. Such calculation is required by General Rule 13d-3(1)(I) under the Securities Exchange Act of 1934.
(3) Includes 62,420 shares issuable pursuant to stock options that may be exercised within sixty (60) days after the record date.
(4) Includes 19,900 shares issuable pursuant to stock options that may be exercised within sixty (60) days after the record date.
(5) Includes 200,000 shares issuable pursuant to stock options that may be exercised within sixty (60) days after the record date.
(6) Includes 32,911 shares issuable pursuant to stock options that may be exercised within sixty (60) days after the record date.
(7) Includes 5,615 shares issuable pursuant to stock options that may be exercised within sixty (60) days after the record date.
(8) Includes 1,600 shares issuable pursuant to stock options that may be exercised within sixty (60) days after the record date.
(9) Includes 771,729 shares beneficially owned by Technology Partners West Fund IV. Mr. Hart, a director of the Company, is a general partner of the general partner of Technology Partners West Fund IV. Mr. Hart disclaims beneficial ownership of all shares of Common Stock held by Technology Partners West Fund IV, except to the extent of his pecuniary interest therein. Includes 5,207 shares issuable pursuant to stock options that may be exercised within sixty (60) days after the record date.
(10) Includes 6,671 shares issuable pursuant to stock options that may be exercised within sixty (60) days after the record date.
(11) Includes 5,207 shares issuable pursuant to stock options that may be exercised within sixty (60) days after the record date.

                         COMPENSATION COMMITTEE REPORT

  The Compensation Committee of the Company's Board of Directors (the "Committee") has the authority to establish the level of base salary payable to the Chief Executive Officer ("CEO") and the other executive officers and to administer the Company's 1997 Stock Option Plan and Employee Stock Purchase Plan. In addition, the Committee has the responsibility for approving the individual bonus program to be in effect for the CEO and all other employees of the Company, including all executive officers.

GENERAL COMPENSATION POLICY. The Company's fundamental policy is to offer the Company's executive officers competitive compensation opportunities based upon overall Company performance, their individual contribution to the financial success of the Company and their personal performance. It is the Company's objective to have a substantial portion of each officer's compensation contingent upon the Company's performance, as well as upon his or her own level of performance. Accordingly, each executive officer's compensation package consists of: (i) base salary, (ii) cash bonus awards and (iii) long-term stock-based incentive awards.

BASE SALARY. To date, base salary for each executive officer has generally been set through individual negotiation at the time of hire. Periodic increases have been awarded on the basis of personal performance.

ANNUAL CASH BONUSES. Each executive officer has an established bonus target each fiscal year. The annual pool of bonuses for executive officers is determined on the basis of the Company's achievement of the performance targets established at the start of the fiscal year, which are generally primarily financial performance targets. Each fiscal year, the annual incentive plan is reevaluated with a new achievement threshold and new targets. Actual bonuses paid reflect an individual's accomplishment of both corporate and functional objectives, with greater weight being given to achievement of corporate rather than functional objectives. Actual bonuses are listed in the Summary Compensation Table.

LONG-TERM INCENTIVE COMPENSATION. Long-term incentives are provided through stock option grants. The grants are designed to align the interests of each executive officer with those of the stockholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. Each grant generally allows the officer to acquire shares of the Company's common stock at a fixed price per share (the market price on the grant date) over a specified period of time (up to 10 years). Generally, a significant grant is made in the year that an officer commences employment. Smaller grants may be made in subsequent years beginning the third year following initial grant or no options granted. During fiscal 1998, the Committee made option grants to each of the Named Officers.

CEO COMPENSATION. The annual base salary for Mr. Thau, the Company's President and CEO, remained unchanged in the 1998 fiscal year. The bonus paid to the CEO for fiscal 1998 was based on the same incentive plan as for all other officers as discussed above.

TAX LIMITATION. Under the Federal tax laws, a publicly-held company such as the Company will not be allowed a Federal income tax deduction for compensation paid to certain executive officers to the extent that compensation exceeds $1 million per officer in any year. This limitation will be in effect for all fiscal years of the Company ending after the Company's initial public offering. The stockholders approved the Company's 1997 Stock Option Plan, which includes a provision that limits the maximum number of shares of Common Stock for which any one participant may be granted stock options per calendar year. Accordingly, any compensation deemed paid to an executive officer when he or she exercises an option under the 1997 Stock Option Plan with an exercise price equal to the fair market value of the option shares on the grant date generally will qualify as performance-based compensation that will not be subject to the $1 million limitation. Since it is not expected that the cash compensation to be paid to the Company's executive officers for the 1998 fiscal year will exceed the $1 million limit per officer, the Committee will defer any decision on whether to limit the dollar amount of the cash compensation payable to the Company's executive officers to the $1 million cap.

                                          Compensation Committee

                                          William Hart
                                          William D. Jobe

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  The Compensation Committee of the Company's Board of Directors was formed on July 16, 1996, and the members of the Compensation Committee are Mr. Hart and Mr. Jobe. Neither of these individuals was at any time during fiscal year 1998, or at any other time, an officer or employee of the Company. No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

                            STOCK PERFORMANCE GRAPH

  The graph set forth below compares the cumulative total stockholder return on the Company's Common Stock between February 12, 1997 (the date the Company's Common Stock commenced public trading) and June 30, 1998 with the cumulative total return of (i) the Total Return Index for the Nasdaq Stock Market (U.S. Companies) (the "Nasdaq Stock Market U.S. Index") and (ii) the Hambrecht & Quist Software Sector Index (the "H&Q Software Sector Index"), over the same period. This graph assumes the investment of $100.00 on February 12, 1997 in the Company's Common Stock, the Nasdaq Stock Market U.S. Index and the H&Q Software Sector Index, and assumes the reinvestment of dividends, if any.

  The comparisons shown in the graph below are based upon historical data. The Company cautions that the stock price performance shown in the graph below is not indicative of, nor intended to forecast, the potential future performance of the Company's Common Stock. Information used in the graph was obtained from Hambrecht & Quist LLC, a source believed to be reliable, but the Company is not responsible for any errors or omissions in such information.

                      [PERFORMANCE CHART APPEARS HERE]

                          2/12/97 MAR-97 JUN-97  SEP-97  DEC-97  MAR-98  JUN-98
                          ------- ------ ------- ------- ------- ------- -------
Qualix Group, Inc.......  $100.00 $68.75 $ 75.00 $ 57.81 $ 37.11 $ 42.96 $ 24.22
Nasdaq Stock Market-U.S.
 Index..................  $100.00 $89.85 $106.32 $124.30 $116.56 $136.35 $140.28
H&Q Software Sector
 Index..................  $100.00 $89.12 $105.84 $126.91 $118.08 $153.28 $158.88

  The Company effected its initial public offering of Common Stock on February 12, 1997 at a price of $8.00 per share.

  Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate this Proxy Statement or future filings made by the Company under those statutes, the Compensation Committee Report and Stock Performance Graph shall not be deemed filed with the Securities and Exchange Commission and shall not be deemed incorporated by reverence into any of those prior filings or into any future filings made by the Company under those statutes.

                EXECUTIVE COMPENSATION AND RELATED INFORMATION

  The following Summary Compensation Table sets forth the compensation earned by the Company's Chief Executive Officer and the three other most highly compensated executive officers who were serving as such at the end of fiscal year 1998 (collectively, the "Named Officers"), each of whose aggregate compensation for fiscal year 1998 exceeded $100,000, for services rendered in all capacities to the Company and its subsidiaries for the 1997 and 1998 fiscal years. Also included is the compensation for two former employees of the Company who served as executive officers during fiscal 1998.

                          SUMMARY COMPENSATION TABLE

                                          ANNUAL COMPENSATION      LONG-TERM COMPENSATION
                                     ----------------------------- ----------------------
NAME AND PRINCIPAL                                                  NUMBER OF SECURITIES   ALL OTHER
POSITION                 FISCAL YEAR SALARY ($)(1) BONUS ($)(1)(2) UNDERLYING OPTIONS (#) COMPENSATION
------------------       ----------- ------------- --------------- ---------------------- ------------
Richard G. Thau.........    1998       $190,000        $90,644                 --            11,400
 President and Chief        1997        180,292         81,852             50,000             7,680
 Executive Officer          1996        150,000         62,206             70,000                --

David Malmstedt.........    1998         96,970         84,388            200,000                --
 Senior Vice President,     1997             --             --                 --                --
 Field Sales
  Operations(3)             1996             --             --                 --                --

Bruce C. Felt...........    1998        124,500         31,063             30,000                --
 Vice President, Finance
  and                       1997        102,099         61,718             16,000                --
 Chief Financial Officer    1996         90,834         17,777             20,000                --

Arlington C. Glaze......    1998         55,359         45,415                 --                --
 Former Vice President      1997         96,249        172,674             26,500                --
 Sales(4)                   1996         77,499         88,746             30,000                --

George J. Symons........    1998        130,000         32,678             30,000                --
 Vice President,
  Engineering/              1997        108,772         39,312                 --                --
 Technical Services(5)      1996         22,500          8,711             32,581                --

David P. Crocker........    1998         87,500         69,803             30,000                --
 Former President,
  Octopus                   1997        198,388         83,473             40,000                --
 Technologies
  Division(6)               1996         87,116             --             41,568                --

--------
(1) Includes amounts deferred under the Company's 401(k) plan.
(2) Bonus amounts include commissions earned in the respective fiscal years.
(3) Mr. Malmstedt joined the Company in January 1998.
(4) Mr. Glaze terminated employment with the Company in January 1998.
(5) Mr. Symons commenced employment with the Company in April 1996.
(6) Mr. Crocker terminated employment with the Company in March 1998.

  The following table contains information concerning the stock option grants made to each of the Named Officers during the fiscal year ended June 30, 1998. No stock appreciation rights were granted to these individuals during such fiscal year.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                         POTENTIAL
                                                                                      REALIZABLE VALUE
                                                                                         AT ASSUMED
                                                                                      ANNUAL RATES OF
                                                                                        STOCK PRICE
                                                                                      APPRECIATION FOR
                                     INDIVIDUAL GRANTS (1)                            OPTION TERM (4)
                                     ---------------------                            ----------------
                          NUMBER OF
                         SECURITIES       PERCENT OF
                         UNDERLYING      TOTAL OPTIONS        EXERCISE
                           OPTIONS   GRANTED TO EMPLOYEES     PRICE PER    EXPIRATION
NAME                     GRANTED (#)  IN FISCAL 1998 (2)   SHARE ($/SH)(3)    DATE     5% ($)  10% ($)
----                     ----------- --------------------- --------------- ---------- -------- -------
David Malmstedt.........   200,000             12%             $2.750       1/23/08   $345,892 876,558
Bruce C. Felt...........    30,000              2%             $2.750       1/23/08     51,884 131,484
George J. Symons........    30,000              2%             $2.750       1/23/08     51,884 131,484
David P. Crocker........    30,000              2%             $2.750       1/23/08     51,884 131,484

--------
(1) Each of the options is immediately exercisable. The shares purchasable thereunder are subject to repurchase by the Company at the original exercise price paid per share upon the optionee's cessation of service prior to vesting in such shares. The repurchase right lapses as to 25% of the shares upon completion of one year of service from the grant date and the balance in a series of 36 monthly installments thereafter.
(2) Based on an aggregate of 1,655,658 options granted in the 1998 fiscal year.
(3) The exercise price may be paid in cash, in shares of Common Stock valued at fair market value on the exercise date or through a cashless exercise procedure involving a same-day sale of the purchased shares. The Company may also finance the option exercise by loaning the optionee sufficient funds to pay the exercise price for the purchased shares, together with any federal and state income tax liability incurred by the optionee in connection with such exercise.
(4) The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the Securities and Exchange Commission. There can be no assurance provided to any executive officer or any other holder of the Company's securities that the actual stock price appreciation over the 10-year option term will be at the assumed 5% and 10% levels or at any other defined level. Unless the market price of the Common Stock appreciates over the option term, no value will be realized from the option grants made to the executive officers.

                AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAREND OPTION VALUES

  The following table sets forth, as to the Named Officers, certain information concerning stock options exercised during fiscal 1998 and the number of shares subject to both exercisable and unexercisable stock options as of June 30, 1998. Also reported are values for unexercised "in-the-money" options, exercise prices of outstanding stock options and the fair market value of the Company's Common Stock as of June 30, 1998.

                                                             NUMBER OF
                                                       SECURITIES UNDERLYING     VALUE OF UNEXERCISED
                                                        UNEXERCISED OPTIONS      INTHEMONEY OPTIONS AT
                                                       AT FISCAL YEAREND (#)     FISCAL YEAREND ($)(2)
                                                     ------------------------- -------------------------
                           SHARES
                         ACQUIRED ON
                          EXERCISE        VALUE
NAME                         (#)     REALIZED ($)(1) EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
----                     ----------- --------------- ----------- ------------- ----------- -------------
Richard G. Thau.........   25,000       $ 64,530       30,722        31,698      $16,339      $5,247
David R. Malmstedt......       --             --           --       200,000           --          --
Bruce C. Felt...........   16,100         42,007        4,233        45,667           --      11,278
George J. Symons........       --             --       19,026        44,174       33,067      24,634
David P. Crocker........       --             --       55,707        69,717       16,807          --
Arlington C. Glaze......   47,163        128,866           --            --           --          --

--------
(1) Market value of underlying securities based on the closing price of the Company's Common Stock on the date of exercise minus the exercise price.
(2) Market value of underlying securities based on the closing price of the Company's Common Stock on June 30, 1998 (the last trading day of fiscal
    1998) on the Nasdaq National Market of $1.938 minus the exercise price.

            EMPLOYMENT CONTRACTS AND CHANGE IN CONTROL ARRANGEMENTS

  Except as follows, none of the Named Officers have employment agreements with the Company, and their employment may be terminated at any time: The Company has entered into agreements with Mr. Thau, Chairman of the Board, President and Chief Executive Officer, Mr. Malmstedt, Senior Vice President of Field Sales Operations and Mr. Felt, Vice President, Finance and Chief Financial Officer. Mr. Thau's employment agreement provides for severance payments equal to 50% and 25% of his annual base compensation if he is terminated without cause or in certain other circumstances. Mr. Felt's employment agreement provides that upon termination without cause, he shall continue to be paid during the 90-day period after the date of termination at his then current base salary rate and receive 12 months' additional vesting (and lapse of the repurchase right) of options granted (and shares of Common Stock purchased) pursuant to his employment agreement. Mr. Malmstedt's agreement provides for a base salary of $200,000 annually, a sign-on bonus of $25,000 plus a first year bonus plan guaranteeing a payment of not less than $50,000; a bonus of up to $100,000 may be earned if certain goals are achieved. Should Mr. Malmstedt voluntarily resign or be terminated for cause during his first year of employment with the Company, he will be required to reimburse the Company for the sign-on bonus and any relocation expenses that may have been paid to him.

  The Compensation Committee of the Board of Directors, as Plan Administrator of the 1997 Stock Option Plan, has the authority to provide for accelerated vesting of the shares of Common Stock subject to outstanding options held by the Named Officers and any other executive officer or director in connection with certain changes in control of the Company or the Company or the subsequent termination of the officer's employment following the change in control event.

                                PROPOSAL NO. 2
       AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION TO CHANGE
                            THE NAME OF THE COMPANY

  In May 1998, the Board of Directors unanimously adopted a resolution approving an amendment of the Company's Certificate of Incorporation to change the Company's name to "FullTime Software, Inc." Pursuant to the proposed amendment, Article I of the Company's Certificate of Incorporation would be amended and restated to read as follows:

  "The name of this corporation is FullTime Software, Inc."

  The Company's stockholders are being asked to approve this amendment. The Board believes it is in the best interest of the Company to change its name to reflect the Company's new business objective of becoming the leading provider of adaptive computing solutions that maximize service level availability reliability and efficiency of applications. In light of the foregoing, the Company has been doing business as FullTime Software, Inc. since July 7, 1998.

RECOMMENDATION OF THE BOARD OF DIRECTORS

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO "FULLTIME SOFTWARE, INC."

                                PROPOSAL NO. 3
               APPROVAL OF THE 1998 EMPLOYEE STOCK PURCHASE PLAN

  As a result of a recent change in the financial accounting rules regarding employee stock purchase plans, the Board of Directors determined that it is in the best interests of the Company and its stockholders to allow the current 1997 Employee Stock Purchase Plan to terminate and to adopt a new 1998 Employee Stock Purchase Plan ("Purchase Plan") (described below). In September, 1998, the Board of Directors adopted the Purchase Plan and reserved 300,000 shares of Common Stock plus annual increases (beginning in 2000) equal to 300,000 shares for issuance thereunder subject to stockholder approval. As of the date of stockholder approval of the Purchase Plan, no options had been granted pursuant to the Purchase Plan.

  At the annual meeting, the stockholders are being asked to approve the Purchase Plan and the reservation of shares thereunder.

SUMMARY OF THE PURCHASE PLAN

  GENERAL. The purpose of the Purchase Plan is to provide employees with an opportunity to purchase Common Stock of the Company through payroll deductions.

  ADMINISTRATION. The Purchase Plan may be administered by the Board of Directors (the "Board") or a committee appointed by the Board. All questions of interpretation or application of the Purchase Plan are determined by the Board or its appointed committee, and its decisions are final, conclusive and binding upon all participants.

  ELIGIBILITY. Each employee of the Company (including officers), whose customary employment with the Company is at least twenty (20) hours per week and more than five (5) months in any calendar year, is eligible to participate in an Offering Period (as defined below); provided, however, that no employee shall be granted an option under the Purchase Plan (i) to the extent that, immediately after the grant, such employee would own 5% of either the voting power or value of the stock of the Company, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company accrues at a rate which exceeds twenty-five thousand dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year. Eligible employees become participants in the Purchase Plan by filing with the Company a subscription agreement authorizing payroll deductions prior to the beginning of each Offering Period unless a later time for filing the subscription agreement has been set by the Board.

  PARTICIPATION IN AN OFFERING. The Purchase Plan is implemented by consecutive overlapping offering periods lasting for twenty-four months (an "Offering Period"), with a new Offering Period commencing on March 1 (beginning in 2000) and September 1 (beginning in 1999) of each year. Common Stock may be purchased under the Purchase Plan every six (6) months (a "Purchase Period"), unless the participant withdraws or terminates employment earlier. To the extent the fair market value of the Common Stock on any exercise date in an Offering Period is lower than the fair market value of the Common Stock on the first day of the Offering Period, then all participants in such Offering Period will be automatically withdrawn from such Offering Period immediately after the exercise of their options on such exercise date and automatically re-enrolled in the immediately following Offering Period as of the first day thereof. The Board may change the duration of the Purchase Periods or the length or date of commencement of an Offering Period. To participate in the Purchase Plan, each eligible employee must authorize payroll deductions pursuant to the Purchase Plan. Such payroll deductions may not exceed 15% of a participant's compensation. Once an employee becomes a participant in the Purchase Plan, the employee will automatically participate in each successive Offering Period until such time as the employee withdraws from the Purchase Plan or the employee's employment with the Company terminates. At the beginning of each Offering Period, each participant is automatically granted options to purchase shares of the Company's Common Stock. The option expires at the end of the Purchase Period or upon termination of employment, whichever is earlier, but is exercised at the end of each Purchase Period to the extent of the payroll deductions accumulated during such Purchase Period. The number of shares subject to the option may not exceed 5,000 shares of the Company's Common Stock on the first day of the Purchase Period.

  PURCHASE PRICE, SHARES PURCHASED. Shares of Common Stock may be purchased under the Purchase Plan at a price not less than 85% of the lesser of the fair market value of the Common Stock on (i) the first day of the Offering Period or (ii) the last day of Purchase Period. The "fair market value" of the Common Stock on any relevant date will be the closing price per share as reported on The Nasdaq National Market (or the mean of the closing bid and asked prices, if no sales were reported) as quoted on such exchange or reported in The Wall Street Journal. The number of shares of Common Stock a participant purchases in each Purchase Period is determined by dividing the total amount of payroll deductions withheld from the participant's compensation during that Purchase Period by the purchase price.

  TERMINATION OF EMPLOYMENT. Termination of a participant's employment for any reason, including disability or death, or the failure of the participant to remain in the continuous scheduled employ of the Company for at least 20 hours per week, cancels his or her option and participation in the Purchase Plan immediately. In such event, the payroll deductions credited to the participant's account will be returned to him or her or, in the case of death, to the person or persons entitled thereto as provided in the Purchase Plan.

  ADJUSTMENT UPON CHANGE IN CAPITALIZATION. In the event that the stock of the Company is changed by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other change in the capital structure of the Company effected without the receipt of consideration, appropriate proportional adjustments shall be made in the number and class of shares of stock subject to the Purchase Plan, the number and class of shares of stock subject to options outstanding under the Purchase Plan, and the exercise price of any such outstanding options. Any such adjustment shall be made by the Board, whose determination shall be conclusive.

  DISSOLUTION OR LIQUIDATION. In the event of a proposed dissolution or liquidation, the offering period then in progress will be shortened and a new exercise date will be set.

  MERGER OR ASSET SALE. In the event of a merger of the Company with or into another corporation or a sale of substantially all of the Company's assets, each outstanding option may be assumed or substituted for by the successor corporation. If the successor corporation refuses to assume or substitute for the outstanding options, the offering period then in progress will be shortened and a new exercise date will be set.

  AMENDMENT AND TERMINATION OF THE PLAN. The Board of Directors has the authority to amend or terminate the 1998 Purchase Plan, except that no such action may adversely affect any outstanding rights to purchase stock under the 1998 Purchase Plan, provided that the Board of Directors may terminate an offering period on any exercise date if the Board determines that the termination of the 1998 Purchase Plan is in the best interests of the Company and its stockholders. Notwithstanding anything to the contrary, the Board of Directors may in its sole discretion amend the 1998 Purchase Plan to the extent necessary and desirable to avoid unfavorable financial accounting consequences by altering the purchase price for any offering period, shortening any offering period or allocating remaining shares among the participants. The 1998 Purchase Plan will terminate in September 2008, unless sooner terminated by the Board of Directors.

  WITHDRAWAL. Generally, a participant may withdraw from an Offering Period at any time without affecting his or her eligibility to participate in future Offering Periods. However, once a participant withdraws from a particular offering, that participant may not participate again in the same offering.

  FEDERAL TAX INFORMATION FOR PURCHASE PLAN. The Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the Purchase Plan are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon the holding period. If the shares are sold or otherwise disposed of more than two (2) years from the first day of the Offering Period and more than one (1) year from the date of transfer of the stock to the participant, then the participant will recognize ordinary income measured as the lesser of (i) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or
(ii) an amount equal to 15% of the fair market value of the shares as of the first day of the Offering Period. Any additional gain will be treated as long-term capital gain. Net capital gains on shares held for more than 12 months may be taxed at a maximum federal rate of 20%. If the shares are sold or otherwise disposed of before the expiration of these holding periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. Unless limited by Section 162(m) of the Code, the Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income is recognized by participants upon a sale or disposition of shares prior to the expiration of the holding period(s) described above.

  THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE PARTICIPANT AND THE COMPANY WITH RESPECT TO THE SHARES PURCHASED UNDER THE PURCHASE PLAN. REFERENCE SHOULD BE MADE TO THE APPLICABLE PROVISIONS OF THE CODE. IN ADDITION, THE SUMMARY DOES NOT DISCUSS THE TAX CONSEQUENCES OF A PARTICIPANT'S DEATH OR THE INCOME TAX LAWS OF ANY STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

RECOMMENDATION OF THE BOARD OF DIRECTORS

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE 1998 EMPLOYEE STOCK PURCHASE PLAN.

                                PROPOSAL NO. 4
            RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

  The Company is asking the stockholders to ratify the appointment of Deloitte & Touche LLP as the Company's independent public accountants for the fiscal year ending June 30, 1999. In the event the stockholders fail to ratify the appointment, the Board of Directors will reconsider its selection. Even if the appointment is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Board of Directors feels that such a change would be in the Company's and its stockholders' best interests. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

RECOMMENDATION OF THE BOARD OF DIRECTORS

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP TO SERVE AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING JUNE 30, 1999.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  The members of the Board of Directors, the executive officers of the Company and persons who hold more than 10% of the Company's outstanding Common Stock are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended, which require them to file reports with respect to their ownership of the Company's Common Stock and their transactions in such Common Stock. Based upon (i) the copies of Section 16(a) reports that the Company received from such persons for their fiscal year 1998 transactions in the Common Stock and their Common Stock holdings and (ii) the written representations received from one or more of such persons that no annual Form 5 reports were required to be filed by them for fiscal year 1998, the Company believes that all reporting requirements under Section 16(a) for such fiscal year were met in a timely manner by its executive officers, Board members and greater than 10% stockholders.

                                   FORM 10-K

  THE COMPANY WILL MAIL WITHOUT CHARGE, UPON WRITTEN REQUEST, A COPY OF THE COMPANY'S FORM 10-K REPORT FOR FISCAL 1998, INCLUDING THE FINANCIAL STATEMENTS, SCHEDULES AND LIST OF EXHIBITS. REQUESTS SHOULD BE SENT TO QUALIX GROUP, INC., 177 BOVET ROAD, SAN MATEO, CALIFORNIA 94402, ATTN: INVESTOR RELATIONS.

                 STOCKHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

  Stockholder proposals that are intended to be presented at the 1999 Annual Meeting that are eligible for inclusion in the Company's proxy statement and related proxy materials for that meeting under the applicable rules of the Securities and Exchange Commission must be received by the Company not later than June 16, 1999 in order to be included. Such stockholder proposals should be addressed to Qualix Group, Inc., 177 Bovet Road, 2nd Floor, San Mateo, California, Attn: Investor Relations.

                                 OTHER MATTERS

  As of the date of this proxy, the Board knows of no other matters to be presented for stockholder action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournments or postponements thereof, the Board intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

                                          BY ORDER OF THE BOARD OF DIRECTORS,

                                          Bruce C. Felt
                                          Secretary

San Mateo, California
October   , 1998






 WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING. IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.

 THANK YOU FOR YOUR ATTENTION TO THIS MATTER. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING.

P
R
O
X
Y
                             QUALIX GROUP, INC.
                     1998 ANNUAL MEETING OF STOCKHOLDERS
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned stockholder of Qualix Group, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated October ___, 1998 and hereby appoints Richard Thau and Bruce Felt, or either of them, proxies and attorney-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1998 Annual Meeting of Stockholders of Qualix Group, Inc. to be held on November 16, 1998, at 10:00 am, local time, at 177 Bovet Road, Second Floor, San Mateo, CA 94402, and at any adjournment(s) thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side, and, in their discretion, upon such other matter or matters which may properly come before the meeting and any adjournment(s) thereof.

        This proxy will be voted as directed or, if no contrary direction is indicated, will be voted FOR the election of the specified nominees as
                         ---
director, FOR the amendment to the Certificate of Incorporation to change the
          ---
Company's name to "FullTime Software, Inc.", FOR the approval of the 1998
                                             ---
Employee Stock Purchase Plan and FOR the ratification of Deloitte & Touche LLP
                                 ---
as independent accountants for the fiscal year ended June 30, 1999, and as said proxies deem advisable on such other matters as may properly come before the meeting.

                                                                 _____________
CONTINUED AND TO BE SIGNED ON REVERSE SIDE                       |SEE REVERSE|
                                                                 |   SIDE    |
                                                                 |___________|

________________________________________________________________________________


P
R
O
X
Y

Please mark
_________________________________________
|                                    X  |
|_______________________________________|
votes as in
this example                                                                    FOR  AGAINST   ABSTAIN
                                        PROPOSAL TO ELECT RICHARD G. THAU,
                                        LOUIS C. COLE, KENNETH A. GOLDMAN,
                                        WILLIAM HART, WILLIAM D. JOBE AND       [_]    [_]       [_]
                                        PETER L. WOLKEN AS DIRECTORS TO
                                        SERVE FOR A ONE YEAR TERM THAT
                                        EXPIRES UPON THE ANNUAL MEETING OF
                                        STOCKHOLDERS IN 1999, OR UNTIL THEIR
                                        SUCCESSORS ARE DULY ELECTED.

                                                                                FOR  AGAINST   ABSTAIN
                                        PROPOSAL TO APPROVE AN AMENDMENT TO
                                        THE COMPANY'S CERTIFICATE OF
                                        INCORPORATION TO CHANGE THE COMPANY'S   [_]    [_]       [_]
                                        NAME TO FULLTIME SOFTWARE, INC.

                                                                                FOR  AGAINST   ABSTAIN
                                        PROPOSAL TO APPROVE THE 1998 EMPLOYEE
                                        STOCK PURCHASE PLAN.                    [_]    [_]       [_]

                                                                                FOR  AGAINST   ABSTAIN
                                        PROPOSAL TO RATIFY THE APPOINTMENT OF
                                        DELOITTE & TOUCHE LLP AS THE INDEPENDENT
                                        ACCOUNTANTS OF THE COMPANY.             [_]    [_]       [_]

                                        In their discretion upon such other matter or matters which may properly come before the meeting and any adjournment(s) thereof.


                        MARK HERE       This Proxy should be marked, dated, signed by the shareholder(s) exactly as his or her name
                      FOR ADDRESS       appears hereon, and returned promptly in the enclosed envelope. Persons signing in a
                       CHANGE AND ____  fiduciary capacity should so indicate. If shares are held by joint tenants or as community
                       NOTE BELOW |  |  property, both should sign.
                                  |__|
                                        Signature:                      Date:
                                                 ______________________      ________
                                        Signature:                      Date:
                                                 ______________________      ________
